UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park Drive, Suite D, Morrisville, NC  27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On September 30, 2011, Issuer Direct Corporation (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, there were 13,970,698 shares of common stock were represented in person or by proxy. The Company's stockholders approved the proposal listed below, which proposal is described in detail in the Company's definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on September 13, 2011. The final vote on the proposal presented at the Special Meeting is as follows:

PROPOSAL 1:	TO AUTHORIZE OUR BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT A RATIO OF UP TO 1-FOR-10 UNTIL DECEMBER 31, 2011

Number of Votes Entitled to be Cast	Votes For	Votes Against	Votes Abstaining	Broker None Votes
17,519,327	13,618,116	352,382	200	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

Date: October 6, 2011